Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
BNP Paribas Securities Corp.
Names of Underwriting Syndicate Members:
BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Securities Inc.; Goldman Sachs & Co. LLC
Name of Issuer:
REPUBLIC OF INDONESIA
Title of Security:
INDONESIAN GOVT 3.85% 18 JUL 2027 144A
Date of First Offering:
07/11/17
Dollar Amount Purchased:
199,178
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
BNP Paribas Securities Corp.
Names of Underwriting Syndicate Members:
BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC
Name of Issuer:
REPUBLIC OF INDONESIA
Title of Security:
INDONESIAN GOVT 4.75% 18 JUL 2047 144A
Date of First Offering:
07/11/17
Dollar Amount Purchased:
198,418
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
99.21
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
BNP Paribas Securities Corp.
Names of Underwriting Syndicate Members:
BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Securities Inc.; Goldman Sachs & Co. LLC
Name of Issuer:
REPUBLIC OF INDONESIA
Title of Security:
INDONESIAN GOVT 3.85% 18 JUL 2027 144A
Date of First Offering:
07/11/17
Dollar Amount Purchased:
258,931
Number of Shares or Par Value of Bonds Purchased:
260,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Academy Securities, Inc.; BBVA Securities Inc.; Blaylock Beal Van, LLC; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; CastleOak Securities, L.P.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MFR Securities, Inc.; Mischler Financial Group, Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Siebert Cisneros Shank & Co., L.L.C.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
AT&T INC
Title of Security:
AT&T INC. 3.9% 14 AUG 2027-27
Date of First Offering:
07/27/17
Dollar Amount Purchased:
549,048
Number of Shares or Par Value of Bonds Purchased:
550,000
Price Per Unit:
99.83
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.; Citigroup Global Markets Inc.; FTN Financial Securities Corp.; Goldman Sachs & Co. LLC; The Huntington Investment Company; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Regions Bank; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; The Williams Capital Group, L.P.
Name of Issuer:
DDR CORP
Title of Security:
DDR CORP. 3.9% 15 AUG 2024-24
Date of First Offering:
08/07/17
Dollar Amount Purchased:
99,703
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.70
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Mizuho Securities USA LLC
Names of Underwriting Syndicate Members:
BNY Mellon Capital Markets, LLC; CIBC World Markets Corp.; Citigroup Global Markets Inc.; Citizens Bank, National Association; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; Natixis Securities Americas LLC; Societe Generale; UBS Securities LLC
Name of Issuer:
MIZUHO FINANCIAL GROUP
Title of Security:
MIZUHO FINANCIAL GROUP, INC. 2.601% 11 SEP 2022
Date of First Offering:
09/05/17
Dollar Amount Purchased:
450,000
Number of Shares or Par Value of Bonds Purchased:
450,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; Rabo Securities USA, Inc.; Standard Chartered Bank; TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:
ZOETIS INC
Title of Security:
ZOETIS INC. 3% 12 SEP 2027-27
Date of First Offering:
09/05/17
Dollar Amount Purchased:
124,305
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.44
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
DISCOVERY COMMUNICATIONS
Title of Security:
DISCOVERY COMMUNICATIONS, LLC 3.95% 20 MAR 2028-27
Date of First Offering:
09/07/17
Dollar Amount Purchased:
174,375
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.64
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
BNP Paribas Securities Corp.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:
EXPEDIA INC
Title of Security:
EXPEDIA, INC. 3.8% 15 FEB 2028-27 144A
Date of First Offering:
09/18/17
Dollar Amount Purchased:
174,557
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.75
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:
NORTHWESTERN MUTUAL LIFE
Title of Security:
NORTHWESTERN MUTUAL LIFE 3.85% 30 SEP 2047-47 144A
Date of First Offering:
09/21/17
Dollar Amount Purchased:
99,787
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.79
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; CIBC World Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; The Huntington Investment Company; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
EQT CORP
Title of Security:
EQT CORPORATION 3% 01 OCT 2022-22
Date of First Offering:
09/27/17
Dollar Amount Purchased:
99,738
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.74
Resolution Approved:
Approved at the December 13, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:
Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; Morgan Stanley & Co. LLC
Name of Issuer:
UNITED MEXICAN STATES
Title of Security:
MEXICAN GOVT 4.6% 10 FEB 2048
Date of First Offering:
10/02/17
Dollar Amount Purchased:
199,394
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
99.70
Resolution Approved:
Approved at the February15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
SL GREEN OPERATING PARTN
Title of Security:
SL GREEN OPERATING PARTNERSHI 3.25% 15 OCT 2022-22
Date of First Offering:
10/03/17
Dollar Amount Purchased:
74,920
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.89
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman Sachs (Asia) L.L.C.; Cathay Securities Corporation Co., Ltd.; Citigroup Global Markets Inc.; CLSA Limited.; Cowen and Company, LLC; Credit Suisse Securities (USA) LLC; DBS Bank Ltd.; Morgan Stanley & Co. International plc; Nomura Securities International, Inc.; Piper Jaffray & Co.; PT Mandiri Sekuritas; Stifel, Nicolaus & Company, Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; Viet Capital Securities Joint Stock Company
Name of Issuer:
Sea Ltd
Title of Security:
SEA LIMITED-ADR
Date of First Offering:
10/20/17
Dollar Amount Purchased:
356,745
Number of Shares or Par Value of Bonds Purchased:
23,783
Price Per Unit:
15.00
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BMO Capital Markets Corp.; BNP Paribas Securities Corp.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
MOSAIC CO
Title of Security:
MOSAIC COMPANY (THE) 3.25% 15 NOV 2022-22
Date of First Offering:
11/08/17
Dollar Amount Purchased:
74,993
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.99
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BMO Capital Markets Corp.; BNP Paribas Securities Corp.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
MOSAIC CO
Title of Security:
MOSAIC COMPANY (THE) 4.05% 15 NOV 2027-27
Date of First Offering:
11/08/17
Dollar Amount Purchased:
74,853
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.80
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; SMBC Nikko Securities America, Inc.; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
ANTHEM INC
Title of Security:
ANTHEM, INC. 4.375% 01 DEC 2047-47
Date of First Offering:
11/14/17
Dollar Amount Purchased:
74,999
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.99
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Academy Securities, Inc.; Barclays Capital Inc.; BB&T Securities, LLC; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Comerica Securities, Inc.; Credit Suisse Securities (USA) LLC; Evercore Group, L.L.C.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; PNC Capital Markets LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Regions Bank; Samuel A. Ramirez & Company, Inc.; Stifel, Nicolaus & Company, Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
REALTY INCOME CORP
Title of Security:
REALTY INCOME CORPORATION 3.65% 15 JAN 2028-27
Date of First Offering:
11/29/17
Dollar Amount Purchased:
99,778
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.78
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
ANZ Securities, Inc.; Barclays Capital Inc.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Danske Bank A/S; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; RBC Capital Markets, LLC; SG Americas Securities, LLC; Standard Chartered Bank; UniCredit Capital Markets LLC
Name of Issuer:
BAKER HUGHES LLC/CO-OBL
Title of Security:
BAKER HUGHES, A GE COMP 3.337% 15 DEC 2027-27 144A
Date of First Offering:
12/06/17
Dollar Amount Purchased:
200,000
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
BMO Nesbitt Burns Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Desjardins Securities Inc.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
BANK OF MONTREAL
Title of Security:
BANK OF MONTREAL 3.803% 15 DEC 2032-27
Date of First Offering:
12/07/17
Dollar Amount Purchased:
125,000
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 15, 2018 Board Meeting.**

* Resolution adopted at the Meeting of the Board of Trustees on December 13, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended September 30, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).
** Resolution adopted at the Meeting of the Board of Trustees on February 15, 2018.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended December 31, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).